                                             NEES Exhibit 10(i)


                THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT



    THIS THIRTY-THIRD AGREEMENT, dated as of the 1st day of December, 1996, is entered into by the signatory Participants for the amendment and restatement by them of the New England Power Pool Agreement dated as of September, 1, 1971 (the "NEPOOL Agreement"), as previously amended by thirty (30) amendments, the most recent of which was dated as of September 1, 1995.

    WHEREAS, the signatory Participants propose to restate the NEPOOL Agreement to provide for a restructured New England Power Pool and to include as part of such restated pool agreement a NEPOOL Open Access Transmission Tariff (the "Tariff");

    NOW THEREFORE, the signatory Participants hereby agree as follows:

                           SECTION I
         AMENDMENT AND RESTATEMENT OF NEPOOL AGREEMENT
        ---------------------------------------------

          The NEPOOL Agreement as in effect on December 1, 1996
  (the "Prior NEPOOL Agreement") is amended and restated, as of the effective dates provided in Section II, to read as provided in Exhibit A hereto (the "Restated NEPOOL Agreement").

                           SECTION II
          EFFECTIVENESS OF THE THIRTY-THIRD AGREEMENT
          -------------------------------------------

    This Thirty-Third Agreement, and the amendment and restatement provided for above, shall become effective as follows:

    (1) Parts One, Two, Four and Five, of the Restated NEPOOL Agreement and all of the provisions of the Tariff shall become effective, and Sections 1 to 8, inclusive, 10, 11, 13, 14.2, 14.3, 14.4 and 16 of the
            Prior NEPOOL Agreement shall cease to be in effect,on March 1, 1997 or on such other date as the Federal

          Energy Regulatory Commission ("Commission") shall provide that such portion of the Restated NEPOOL
            Agreement shall become effective (the "First
            Effective Date"); and

    (2)   the remaining portions of the Restated NEPOOL
            Agreement shall become effective, and Sections 9, 12, 14.1, 14.5, 14.6, 14.7, 14.8 and 15 of the Prior
            NEPOOL Agreement together with the related exhibits and supplements to the Prior NEPOOL Agreement shall cease to be in effect, on July 1, 1997 or such other date on or before January 1, 1998 as the NEPOOL Management Committee may fix, after it has determined that the necessary detailed criteria, rules and standards and computer programs to implement such remaining portions of the Restated NEPOOL Agreement are in place, or on such other date or dates as the Federal Energy Regulatory Commission may fix, on its own or pursuant to the request of the Management Committee, (the "Second Effective Date").

                          SECTION III
                      INTENT OF AGREEMENT
                      -------------------

    This Thirty-Third Agreement is intended by the signatories hereto to effect a comprehensive amendment and restatement of the NEPOOL Agreement and to provide a regional open access transmission arrangement in accordance with the Restated NEPOOL Agreement and the Tariff, which is Attachment B to the Restated NEPOOL Agreement. Subject to the understandings expressed in the balance of this Section and in Section IV, the signatories agree to support the acceptance of the Thirty-Third Agreement by the Commission.

    Subject to the understandings expressed in Section IV of this Agreement, in entering into this Thirty-Third Agreement the signatories expressly condition their commitment on acceptance of this Thirty-Third Agreement, including the Restated NEPOOL Agreement and the Tariff, by the Commission and any other regulatory body having jurisdiction without significant conditions or modifications. If significant conditions are imposed or significant modifications are required, the signatories reserve the right to renegotiate the Thirty-Third Agreement as a whole or to terminate it.

                           SECTION IV
                     ALTERNATIVE AMENDMENTS
                    -----------------------

    The signatories have been unable to reach final agreement on two aspects of the transmission arrangements for a restructured NEPOOL which would be in effect after the five-year Transition Period provided for in the Tariff, as follows:

    (a) the continued treatment of "grandfathered contracts" as Excepted Transactions; and

    (b)   the continuance and treatment of Participant Regional
            Network Service rates which differ from an average
            Regional Network Service rate.

  It is agreed that any Participant which signs this Agreement shall be entitled to take any position before the Commission that it deems best with respect to either of these two aspects of the transmission arrangements.

    However, Participants signing this Agreement are requested to consider the proposed treatment of these aspects of the transmission arrangements in the following Alternate A and Alternate B and to indicate, if they are willing, in the optional supplemental agreement on the signature page to this Agreement their position on these alternates. The alternates are as follows:

    Alternate A is as follows:
    -------------------------
    1.    The introductory portion of paragraph (3) of Section
  25 of the Tariff shall be amended to read as follows:

          (3) for the period from the effective date of the Tariff until the termination of the transmission agreement or the end of the Transition Period, whichever occurs first:
    2.    The description of the "Participant RNS Rate" in
  Schedule 9 to the Tariff shall be amended by modifying the proviso at the end of the second sentence of paragraph (4) of the Schedule to read as follows:

          provided that in no event shall its pre-1997
            Participant RNS Rate be less than 70% of the pre-1997
            Pool PTF Rate until the end of Year Five, and thereafter shall be equal to the pre-1997 Pool PTF
            Rate for Year Six and thereafter.

  and by amending the proviso at the end of the third sentence of paragraph (4) of the Schedule to read as follows:

          provided that in no event shall its pre-1997
            Participant RNS Rate be greater than 130% of the pre-
          1997 Pool PTF Rate until the end of Year Five, and thereafter shall be equal to the pre-1997 Pool PTF
            Rate for Year Six and thereafter.

    Alternate B is as follows:
    -------------------------
    1.    The introductory portion of paragraph (3) of Section
  25 of the Tariff shall be amended to read as follows:

          (3) for the period from the effective date of this Tariff until the termination of the transmission agreement:

    2.    The description of the "Participant RNS Rate" in
  Schedule 9 to the Tariff shall be amended by modifying the proviso at the end of the second sentence of paragraph (4) of the Schedule to read as follows:
          provided that in no event shall its pre-
          1997 Participant RNS Rate be less than 70% of the pre-1997 Pool PTF Rate until the end of Year Five, and thereafter shall be no less than 50% of the pre-
          1997 Pool PTF Rate for Year Six through Year Ten, and shall be equal to the pre-1997 Pool PTF Rate for Year Eleven and thereafter.

  and by amending the provison at the end of the third sentence of paragraph (4) of the Schedule to read as follows:
          provided that in no event shall its pre-
          1997 Participant RNS Rate be greater than 130% of the pre-1997 Pool PTF Rate until the end of Year Five and thereafter shall be no greater than 127% of the pre-
          1997 Pool PTF Rate for Year Six, 123% of the pre-1997
            Pool PTF Rate for Year Seven, 118% of the pre-1997 Pool PTF Rate for Year Eight, 112% of the pre-1997 Pool PTF Rate for Year Nine, 105% of the pre-1997 Pool PTF Rate for Year Ten, and shall be equal to the pre-1997 Pool PTF Rate for Year Eleven and thereafter.

                           SECTION V
                     USAGE OF DEFINED TERMS
                     ----------------------

    The usage in this Thirty-Third Agreement of terms which are defined in the Prior NEPOOL Agreement shall be deemed to be in accordance with the definitions thereof in the Prior NEPOOL
  Agreement.

                           SECTION VI
                                 COUNTERPARTS
                         -------------

    This Thirty-Third Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all the counterparts had signed the same instrument. Any signature page of this Thirty-Third Agreement may be detached from any counterpart of this Thirty-Third Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this Thirty-Third Agreement identical in form thereto but having attached to it one or more signature pages.

    IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page to be executed by its duly authorized representative, as of the 1st day of December, 1996.

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


    The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                              Boston Edison Company
                              (Participant)


                              By:
                                  Name:
                                  Title:
                                  Address: 800 Boylston Street
                                        Boston, MA 02199-8001


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                              Boston Edison Company
                              (Participant)


                              By:
                                  Name:
                                  Title:
                                  Address: 800 Boylston Street
                                         Boston, MA 02199-8001

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Boylston Municipal Light Department
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: Paul X. Tivnan Road
                                 Boylston, MA 01505-0753


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Boylston Municipal Light Department
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   Paul X. Tivnan Road
                                        Boylston, MA 01505-0753

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Central Maine Power Company
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 83 Edison Drive
                                 Augusta, ME 04336-0001


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Central Maine Power Company
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:    83 Edison Drive
                                         Augusta, ME 04336-0001

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Central Vermont Public Service
                         Corporation
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 77 Grove Street
                                 Rutland, VT 05701-3400


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Central Vermont Public Service
                         Corporation
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   77 Grove Street
                                        Rutland, VT 05701-3400

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Chicopee Municipal Lighting Plant
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 725 Front Street
                                 Chicopee, MA 01021-0405


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Chicopee Municipal Lighting Plant
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   725 Front Street
                                        Chicopee, MA 01021-0405

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Connecticut Municipal Electric Energy
                       Cooperative
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   30 Stott Avenue
                                        Norwich, CT 06360-1535


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Connecticut Municipal Electric Energy
                       Cooperative
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     30 Stott Avenue
                                        Norwich, CT 06360-1535

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Fitchburg Gas and Electric Light
                         Company
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 6 Liberty Lane West
                                        Hampton, NH 03842-1720


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Fitchburg Gas and Electric Light
                         Company
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   6 Liberty Lane West
                                        Hampton, NH 03842-1720

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Hingham Municipal Lighting Plant
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 19 Elm Street
                                        Hingham, MA 02043-2518


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Hingham Municipal Lighting Plant
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   19 Elm Street
                                        Hingham, MA 02043-2518

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         New Hampshire Electric Cooperative,
                         Inc.
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: RFD 4, Box 2100
                                        Tenney Mountain Highway
                                        Plymouth, NH 03264-9420

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         New Hampshire Electric Cooperative,
                           Inc.
                         (Participant)

                         By:
                             Name:
                             Title:
                             Address:   RFD 4, Box 2100
                                        Tenney Mountain Highway
                                        Plymouth, NH 03264-9420

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Paxton Municipal Light Department
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 578 Pleasant Street
                                 Paxton, MA 01612-1365


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Paxton Municipal Light Department
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   578 Pleasant Street
                                 Paxton, MA 01612-1365

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         The Narragansett Electric Company
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 25 Research Drive
                                 Westborough, MA 01582-0001

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         The Narragansett Electric Company
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   25 Research Drive
                                 Westborough, MA 01582-0001

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         The United Illuminating Company
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 157 Church Street
                                 New Haven, CT 06506-0901


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         The United Illuminating Company
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   157 Church Street
                                 New Haven, CT 06506-0901

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Bangor Hydro-Electric Company
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 33 State Street
                                 Bangor, ME 04402-0932

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Bangor Hydro-Electric Company
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   33 State Street
                                 Bangor, ME 04402-0932

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       EASTERN UTILITIES ASSOCIATES COMPANIES
                         Blackstone Valley Electric Company
                         Eastern Edison Company
                         Montaup Electric Company
                         Newport Electric Company
                           (Participants)

                       By:
                             Name:
                             Title:
                             Address:   750 West Center Street
                              West Bridgewater, MA 02379-0543

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       EASTERN UTILITIES ASSOCIATES COMPANIES
                         Blackstone Valley Electric Company
                         Eastern Edison Company
                         Montaup Electric Company
                         Newport Electric Company
                           (Participants)

                       By:
                           Name:
                           Title:
                           Address:     750 West Center Street
                              West Bridgewater, MA 02379-0543

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

               NEW ENGLAND ELECTRIC SYSTEM OPERATING COMPANIES
                 Granite State Electric Company
                 Massachusetts Electric Company
                 New England Power Company
                 (Participants)

               By:
                     Name:
                     Title:
                     Address: 25 Research Drive
                       Westborough, MA 01582-0001

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

               NEW ENGLAND ELECTRIC SYSTEM OPERATING COMPANIES
                 Granite State Electric Company
                 Massachusetts Electric Company
                 New England Power Company
                 (Participants)


               By:
                      Name:
                      Title:
                      Address:   25 Research Drive
                       Westborough, MA 01582-0001

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       NORTHEAST UTILITIES SYSTEM COMPANIES
                        The Connecticut Light and Power Company
                        Holyoke Power and Electric Company
                        Holyoke Water Power Company
                        Public Service Company of New Hampshire
                        Western Massachusetts Electric Company
                         (Participants)

                       By:
                             Name:
                             Title:
                             Address:   107 Selden Street
                              Berlin, CT 06037-1616

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       NORTHEAST UTILITIES SYSTEM COMPANIES
                        The Connecticut Light and Power Company
                        Holyoke Power and Electric Company
                        Holyoke Water Power Company
                        Public Service Company of New Hampshire
                        Western Massachusetts Electric Company
                         (Participants)

                       By:
                           Name:
                           Title:
                           Address:  107 Selden Street
                                     Berlin, CT 06037-1616

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

               VERMONT UTILITIES
                 Barton Village, Inc.
                 City of Burlington Electric Department
                 Central Vermont Public Service Company
                 Citizens Utilities Company
                 Green Mountain Power Corporation
                 Rochester Electric Light & Power Company
                 Town of Readsboro Electric Light Department
                 Vermont Electric Cooperative, Inc.
                 Vermont Electric Generation & Transmission
                    Cooperative, Inc.
                 Vermont Electric Power Company, Inc.
                 Vermont Marble Company
                 Vermont Public Power Supply Authority
                 Village of Enosburg Falls Water & Light
                    Department
                 Village of Hardwick Electric Department
                 Village of Hyde Park, Inc.
                 Village of Jacksonville
                 Village of Johnson Electric Light Department
                 Village of Ludlow Electric Light Department
                 Village of Lyndonville Electric Department
                 Village of Morrisville Water & Light
                    Department
                 Village of Northfield Electric Department
                 Village of Orleans Electric Department
                 Village of Stowe Water & Light Department
                 Village of Swanton
                 Washington Electric Cooperative, Inc.
                 (Participants)

               By:  Vermont Electric Power Company, Inc.


               By:
                       Name:
                       Title:
                       Address:   Pinnacle Ridge Avenue
                                 Rutland, VT 05701

   SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

               VERMONT UTILITIES
                 Barton Village, Inc.
                 City of Burlington Electric Department
                 Central Vermont Public Service Company
                 Citizens Utilities Company
                 Green Mountain Power Corporation
                 Rochester Electric Light & Power Company
                 Town of Readsboro Electric Light Department
                 Vermont Electric Cooperative, Inc.
                 Village of Hyde Park, Inc.
                 Village of Jacksonville
                 Village of Johnson Electric Light Department
                 Village of Ludlow Electric Light Department
                 Village of Lyndonville Electric Department
                 Village of Morrisville Water & Light
                     Department
                 Village of Northfield Electric Department
                 Village of Orleans Electric Department
                 Village of Stowe Water & Light Department
                 Village of Swanton
                 Washington Electric Cooperative, Inc.
                 (Participants)

               By:  Vermont Electric Power Company, Inc.

               By:
                       Name:
                       Title:
                             Address:   Pinnacle Ridge Avenue
                             Rutland, VT 05701

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

   The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                  UNITIL CORPORATION PARTICIPANT COMPANIES
                    Concord Electric Company
                    Exeter & Hampton Electric Company
                    UNITIL Power Corp.
                    (Participants)

                  By:
                      Name:
                      Title:
                      Address:   6 Liberty Lane West
                            Hampton, NH 03833-4547

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

   The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                  UNITIL CORPORATION PARTICIPANT COMPANIES
                    Concord Electric Company
                    Exeter & Hampton Electric Company
                    UNITIL Power Corp.
                    (Participants)

                  By:
                      Name:
                      Title:
                      Address:   6 Liberty Lane West
                            Hampton, NH 03833-4547

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

   The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                  COMMONWEALTH ENERGY SYSTEM COMPANIES
                    Cambridge Electric Light Company
                    Canal Electric Company
                    Commonwealth Electric Company
                    (Participants)

                  By:
                     Name:
                     Title:
                     Address:    2421 Cranberry Highway
                            Wareham, MA 02571-1002

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

   The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                  COMMONWEALTH ENERGY SYSTEM COMPANIES
                    Cambridge Electric Light Company
                    Canal Electric Company
                    Commonwealth Electric Company
                    (Participants)

                  By:
                     Name:
                     Title:
                     Address:    2421 Cranberry Highway
                            Wareham, MA 92571-1002

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


   The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Granite State Electric Company
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address: 25 Research Drive
                                 Westborough, MA 01582-0001

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

   The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Granite State Electric Company
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address: 25 Research Drive
                                    Westborough, MA 01582-0001

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Massachusetts Electric Company
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 25 Research Drive
                                   Westborough, MA 01582-0001

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Massachusetts Electric Company
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   25 Research Drive
                                   Westborough, MA 01582-0001

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Massachusetts Municipal Wholesale
                       Electric Company
                       (Participant)


                       By:
                              Name:
                              Title:
                              Address:  Moody Street
                              Ludlow, MA 01056-0426

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Massachusetts Municipal Wholesale
                       Electric Company
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     Moody Street
                                        Ludlow, MA 01056-0426

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Vermont Electric Power Company, Inc.
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: Pinnacle Ridge Avenue
                                   Rutland, VT 05701

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Vermont Electric Power Company, Inc.
                         (Participant)


                         By:
                              Name:
                              Title:
                              Address:  Pinnacle Ridge Avenue
                                        Rutland, VT 05701

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         New England Power Company
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 25 Research Drive
                                   Westborough, MA 01582-0001

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         New England Power Company
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 25 Research Drive
                                    Westborough, MA 01582-0001

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         AGF, Inc.
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 816 Elm Street
                                   Manchester, NH 03101

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         AGF, Inc.
                         (Participant)


                         By:
                              Name:
                              Title:
                              Address:  816 Elm Street
                                        Manchester, NH 03101

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         AIG Trading Corporation
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: One Greenwich Plaza
                                   Greenwich, CT 06830

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         AIG Trading Corporation
                         (Participant)


                         By:
                              Name:
                              Title:
                              Address:  One Greenwich Plaza
                                        Greenwich, CT 06830

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Alternate Power Source, Inc.
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 200 Clarendon Street
                                   Boston, MA 02116

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Alternate Power Source, Inc.
                         (Participant)


                         By:
                              Name:
                              Title:
                              Address:  200 Clarendon Street
                                        Boston, MA 02116

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         ANP Energy Direct Company
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 108 National Street
                                   Milford, MA 01757

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         ANP Energy Direct Company
                         (Participant)


                         By:
                              Name:
                              Title:
                              Address:  108 National Street
                                        Milford, MA 01757

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Aquila Power Corporation
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 10700 East 350 Highway
                                   Kansas City, MO 64138

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Aquila Power Corporation
                         (Participant)


                         By:
                              Name:
                              Title:
                              Address:  10700 East 350 Highway
                                        Kansas City, MO 64138

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Ashburnham Municipal Light Plant
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 86 Central Street
                                   Ashburnham, MA 01430-0823

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Ashburnham Municipal Light Plant
                         (Participant)


                         By:
                              Name:
                              Title:
                              Address:86 Central Street
                                      Ashburnham, MA 01430-0823

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Belmont Municipal Light Department
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 450 Concord Avenue
                                   Belmont, MA 02178-0907

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Belmont Municipal Light Department
                         (Participant)


                         By:
                              Name:
                              Title:
                              Address:  450 Concord Avenue
                                        Belmont, MA 02178-0907

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Berkshire Power Development, Inc.
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 50 Rowes Wharf, Suite
  400
                                   Boston, MA 02110

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Berkshire Power Development, Inc.
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:50 Rowes Wharf, Suite 400
                                     Boston, MA 02110

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Cincinnati Gas & Electric Company
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 139 East Fourth Street
                                   Cincinnati, OH 45201

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Cincinnati Gas & Electric Company
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   139 East Fourth Street
                                        Cincinnati, OH 45201

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Citizens Lehman Power Sales
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 530 Atlantic Avenue
                                   Boston, MA 02110

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Citizens Lehman Power Sales
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   530 Atlantic Avenue
                                        Boston, MA 02110

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         CNG Power Services Corporation
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: One Park Ridge Center
                                   Pittsburgh, PA 15244-0746

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         CNG Power Services Corporation
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   One Park Ridge Center
                                   Pittsburgh, PA 15244-0746

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Concord Municipal Light Plant
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 135 Keyes Road
                                   Concord, MA 01742-1601

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Concord Municipal Light Plant
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   135 Keyes Road
                                        Concord, MA 01742-1601

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Danvers Electric Department
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 2 Burroughs Street
                                   Danvers, MA 01923-2702

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Danvers Electric Department
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   2 Burroughs Street
                                        Danvers, MA 01923-2702

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                Duke/Louis Dreyfus Energy Services (New
                England) L.L.C.
                (Participant)


                By:
                      Name:
                      Title:
                      Address:     10 Westport Road
                                   Wilton, CT 06897

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                Duke/Louis Dreyfus Energy Services (New
                  England) L.L.C.
                (Participant)


                By:
                      Name:
                      Title:
                      Address:     10 Westport Road
                                   Wilton, CT 06897

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Eastern Power Distribution, Inc.
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 2900 Eisenhower Avenue
                                   Suite 300
                                   Alexandria, VA 22314

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Eastern Power Distribution, Inc.
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   2900 Eisenhower Avenue
                                        Suite 300
                                        Alexandria, VA 22314

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Electric Clearinghouse, Inc.
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 13430 Northwest Freeway
                                   Suite 1200
                                   Houston, TX 77040-6095

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Electric Clearinghouse, Inc.
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   13430 Northwest Freeway
                                        Suite 1200
                                        Houston, TX 77040-6095

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Energy Choice, L.L.C.
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 6000 Ocean Boulevard
                                   Ocean Ridge, FL 33435

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Energy Choice, L.L.C.
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   6000 Ocean Boulevard
                                        Ocean Ridge, FL 33435

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Enron Capital & Trade Resources
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 1400 Smith Street
                                   Houston, TX 77002-7361

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Enron Capital & Trade Resources
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   1400 Smith Street
                                        Houston, TX 77002-7361

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Federal Energy Sales, Inc.
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 3222 North Ridge Road
                                   Elyria, OH 44035

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Federal Energy Sales, Inc.
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   3222 North Ridge Road
                                        Elyria, OH 44035

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Georgetown Municipal Light Department
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: Moulton & West Main
  Streets
                                   Georgetown, MA 01833

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Georgetown Municipal Light Department
                       (Participant)


                       By:
                          Name:
                          Title:
                          Address: Moulton & West Main Streets
                                   Georgetown, MA 01833

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Global Petroleum Corporation
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   800 South Street
                              Waltham, MA 02154

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Global Petroleum Corporation
                       (Participant)


                       By:
                              Name:
                              Title:
                              Address:  800 South Street
                                        Waltham, MA 02154

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Great Bay Power Corporation
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:  20 Ladd Street, Suite 202
                                   Portsmouth, NH 03801-4080

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Great Bay Power Corporation
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:  20 Ladd Street, Suite 202
                                     Portsmouth, NH 03801-4080

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Groton Electric Light Department
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   23 Station Avenue
                              Groton, MA 01450

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Groton Electric Light Department
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     23 Station Avenue
                                        Groton, MA 01450

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Holden Municipal Light Department
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   Reservoir Street
                              Holden, MA 01520

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Holden Municipal Light Department
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     Reservoir Street
                                        Holden, MA 01520

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Holyoke Gas and Electric Department
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   70 Suffolk Street
                              Holyoke, MA 01040

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Holyoke Gas and Electric Department
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     70 Suffolk Street
                                        Holyoke, MA 01040

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Houlton Water Company
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   21 Bangor Street
                              Houlton, ME 04730

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Houlton Water Company
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     21 Bangor Street
                                        Houlton, ME 04730

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Hudson Light and Power Department
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   49 Forest Avenue
                              Hudson, MA 01749

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Hudson Light and Power Department
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     49 Forest Avenue
                                        Hudson, MA 01749

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Hull Municipal Lighting Plant
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   15 Edgewater Road
                              Hull, MA 02045-2714

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Hull Municipal Lighting Plant
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     15 Edgewater Road
                                        Hull, MA 02045-2714

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Indeck-Pepperell Power Associates, Inc.
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   212 Carnegie Center,
                                        Suite 206
                                        Princeton, NJ 08540



    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Indeck-Pepperell Power Associates, Inc.
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     212 Carnegie Center,
                                        Suite 206
                                        Princeton, NJ 08540

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Ipswich Municipal Light Department
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   272 High Street
                                        Ipswich, MA 01938-0151

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Ipswich Municipal Light Department
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     272 High Street
                                        Ipswich, MA 01938-0151

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       KCS Power Marketing, Inc.
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   379 Thornall Street
                                        Edison, NJ 08837


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       KCS Power Marketing, Inc.
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     379 Thornall Street
                                        Edison, NJ 08837

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       KOCH Power Services, Inc.
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   600 Travis Street
                                        Houston, TX 77002


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       KOCH Power Services, Inc.
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     600 Travis Street
                                        Houston, TX 77002

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       LG&E Power Marketing Inc.
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:  12500 Fair Lakes Circle,
                                     Ste #350
                                     Fairfax, Virginia 22033


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       LG&E Power Marketing Inc.
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:  12500 Fair Lakes Circle,
                                     Ste #350
                                     Fairfax, Virginia 22033

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Littleton Electric Light & Water
                        Department
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   39 Ayer Road
                              Litteton, MA 01460-3406


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Littleton Electric Light & Water
                         Department
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:   39 Ayer Road
                                      Littleton, MA 01460-3406

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Mansfield Municipal Electric Department
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address: 50 West Street
                                   Mansfield, MA 02048-2404


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Mansfield Municipal Electric Department
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address:   50 West Street
                                      Mansfield, MA 02048-2404

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Marblehead Municipal Light Department
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   80 Commercial Street
                                   Marblehead, MA 01945-0369

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Marblehead Municipal Light Department
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:   80 Commercial Street
                                      Marblehead, MA 01945-0369

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                       Merrimac Municipal Light Department
                       (Participant)


                       By:
                             Name:
                             Title:
                             Address:   2 School Street
                                        Merrimac, MA 01860-1915


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                       Merrimac Municipal Light Department
                       (Participant)


                       By:
                           Name:
                           Title:
                           Address:     2 School Street
                                        Merrimac, MA 01860-1915

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Middleborough Gas and Electric Department
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address: 32 South Main Street
                                   Middleborough, MA 02346

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Middleborough Gas and Electric Department
                    (Participant)


                    By:
                       Name:
                       Title:
                       Address:    32 South Main Street
                                   Middleborough, MA 02346

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Middleton Municipal Electric Department
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address: 197 North Main Street
                                   Middleton, MA 01949-0168


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Middleton Municipal Electric Department
                    (Participant)


                    By:
                       Name:
                       Title:
                       Address:    197 North Main Street
                                   Middleton, MA 01949-0168

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Milford Power Limited Partnership
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address:c/o ENRON Capitol & Trade
                                  1400 Smith Street, Suite 2834
                                  Houston, TX 77002

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Milford Power Limited Partnership
                    (Participant)


                    By:
                       Name:
                       Title:
                       Address:  c/o ENRON Capitol & Trade
                                  1400 Smith Street, Suite 2834
                                  Houston, TX 77002

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Morgan Stanley & Co., Inc.
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address: 1585 Broadway
                                   New York, NY 10036


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Morgan Stanley & Co., Inc.
                    (Participant)


                    By:
                       Name:
                       Title:
                       Address:    1585 Broadway
                                   New York, NY 10036

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Multi-Energies USA, Inc.
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address: c/o KPMG
                                   2000 McGill College Avenue
                                   Suite 1000
                                   Montreal, Quebec H3A3N4

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Multi-Energies USA, Inc.
                    (Participant)


                    By:
                       Name:
                       Title:
                       Address:    c/o KPMG
                                   2000 McGill College Avenue
                                   Suite 1000
                                   Montreal, Quebec H3A3N4

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                Natural Resources Group
                (Participant)


                By:
                      Name:
                      Title:
                      Address:     111 Broadway
                                   New York, NY 10006

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                Natural Resources Group
                (Participant)


                By:
                         Name:
                         Title:
                         Address:  111 Broadway
                                   New York, NY 10006

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    North American Energy Conservation, Inc.
                    (Participant)


                    By:
                        Name:
                        Title:
                        Address:  100 Clinton Square, Suite 400
                                  126 North Salina Street
                                  Syracuse, NY 13202-1012

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    North American Energy Conservation, Inc.
                    (Participant)


                    By:
                        Name:
                        Title:
                        Address:  100 Clinton Square, Suite 400
                                  126 North Salina Street
                                  Syracuse, NY 13202-1012

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                North Attleborough Electric Department
                (Participant)

                By:
                      Name:
                      Title:
                      Address:     275 Landry Avenue
                              North Attleborough, MA 02761-0790

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                North Attleborough Electric Department
                (Participant)

                By:
                      Name:
                      Title:
                      Address:     275 Landry Avenue
                              North Attleborough, MA 02761-0790

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Norwood Municipal Light Department
                    (Participant)

                    By:
                          Name:
                          Title:
                          Address: 206 Central Street
                                   Norwood, MA 02062-3567

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Norwood Municipal Light Department
                    (Participant)

                    By:
                          Name:
                          Title:
                          Address: 206 Central Street
                                   Norwood, MA 02062-3567

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    PacifiCorp Power Marketing, Inc.
                    (Participant)

                    By:
                          Name:
                          Title:
                          Address: 70 West Red Oak Lane
                                   White Plains, NY 10604-3602

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    PacifiCorp Power Marketing, Inc.
                    (Participant)

                    By:
                          Name:
                          Title:
                          Address: 70 West Red Oak Lane
                                   White Plains, NY 10604-3602

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    PanEnergy Power Services, Inc.
                    (Participant)

                    By:
                          Name:
                          Title:
                          Address: 5400 Westheimer Court
                                   Houston, TX 77056

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    PanEnergy Power Services, Inc.
                    (Participant)

                    By:
                          Name:
                          Title:
                          Address: 5400 Westheimer Court
                                   Houston, TX 77056

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Pascoag Fire District - Electric Department
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address: 55 South Main Street
                                   Pascoag, RI 02859-0107

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Pascoag Fire District - Electric Department
                    (Participant)


                    By:
                       Name:
                       Title:
                       Address:    55 South Main Street
                                   Pascoag, RI 02859-0107

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Peabody Municipal Light Plant
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address: 70 Endicott Street
                                   Peabody, MA 01960-4208

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Peabody Municipal Light Plant
                    (Participant)


                    By:
                       Name:
                       Title:
                       Address:    70 Endicott Street
                                   Peabody, MA 01960-4208

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Phibro Inc.
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   500 Nyala Farms
                                        Westport, CT 06880-6262

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Philbro, Inc.
                         (Participant)


                         By:
                        Name:
                        Title:
                             Address:   500 Nyala Farms
                                        Westport, CT 06880-6262

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                              Plum Street Enterprises, Inc.
                              (Participant)


                              By:
                                    Name:
                                    Title:
                                    Address: P.O. Box 5001
                                        Syracuse, NY 13250-5001

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                              Plum Street Enterprises, Inc.
                              (Participant)


                              By:
                                 Name:
                                 Title:
                                 Address:    P.O. Box 5001
                                        Syracuse, NY 13250-5001

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Princeton Municipal Light Department
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 4 Town Hall Drive
                                   Princeton, MA 01541-0247

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Princeton Municipal Light Department
                         (Participant)


                         By:
                            Name:
                            Title:
                            Address:  4 Town Hall Drive
                                      Princeton, MA 01541-0247

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         PSI Energy, Inc.
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 139 East Fourth Street
                                        Cincinnati, OH 45021

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         PSI Energy, Inc.
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   139 East Fourth Street
                                        Cincinnati, OH 45021

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         QST Energy Trading, Inc.
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 300 Hamilton Boulevard
                                        Suite 330
                                        Peoria, IL 61602

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         QST Energy Trading, Inc.
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   300 Hamilton Boulevard
                                        Suite 330
                                        Peoria, IL 61602

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Reading Municipal Light Department
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 230 Ash Street
                                        Reading, MA 01867-0250

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Reading Municipal Light Department
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   230 Ash Street
                                        Reading, MA 01867-0250

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Rowley Municipal Lighting Plant
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 47 Summer Street
                                        Rowley, MA 01969

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Rowley Municipal Lighting Plant
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:   47 Summer Street
                                        Rowley, MA 01969

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Shrewsbury Electric Light Plant
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 100 Maple Avenue
                                      Shrewsbury, MA 01545-5398

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Shrewsbury Electric Light Plant
                         (Participant)


                         By:
                            Name:
                            Title:
                            Address:    100 Maple Avenue
                                      Shrewsbury, MA 01545-5398

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         South Hadley Electric Light Department
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 85 Main Street
                                   South Hadley, MA 01075-2706

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         South Hadley Electric Light Department
                         (Participant)


                         By:
                            Name:
                            Title:
                            Address:    85 Main Street
                                   South Hadley, MA 01075-2706

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Southern Energy Marketing, Inc.
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 900 Ashwood Parkway
                                        Suite 310
                                        Atlanta, GA 30338

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Southern Energy Marketing, Inc.
                         (Participant)


                         By:
                            Name:
                            Title:
                            Address:    900 Ashwood Parkway
                                        Suite 310
                                        Atlanta, GA 30338

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                  Sterling Municipal Electric Light Department
                  (Participant)


                  By:
                        Name:
                        Title:
                        Address:   50 Main Street
                                   Sterling, MA 01564-2129

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                  Sterling Municipal Electric Light Department
                  (Participant)


                  By:
                      Name:
                      Title:
                      Address:     50 Main Street
                                   Sterling, MA 01564-2129

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                  Strategic Energy, Ltd.
                  (Participant)


                  By:
                        Name:
                        Title:
                        Address:   Two Gateway Center
                                   Pittsburgh, PA 15222

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                  Strategic Energy, Ltd.
                  (Participant)


                  By:
                      Name:
                      Title:
                      Address:     Two Gateway Center
                                   Pittsburgh, PA 15222

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Taunton Municipal Lighting Plant
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 55 Weir Street
                                        Taunton, MA 02780-0870

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Taunton Municipal Lighting Plant
                         (Participant)


                         By:
                            Name:
                            Title:
                            Address:    55 Weir Street
                                        Taunton, MA 02780-0870

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Templeton Municipal Lighting Plant
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: School Street
                                        Baldwinville, MA 01436

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Templeton Municipal Lighting Plant
                         (Participant)


                         By:
                            Name:
                            Title:
                            Address:    School Street
                                        Baldwinville, MA 01436

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Town of Braintree Electric Light Department
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address: 44 Allen Street
                                   Braintree, MA 02184-3598

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Town of Braintree Electric Light Department
                    (Participant)


                    By:
                       Name:
                       Title:
                       Address:    44 Allen Street
                                   Braintree, MA 02184-3598

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    TransCanada Power Corp.
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address: 1400, 421-7th Avenue S.W.
                                   Calgary, Ab T2P 4K9
                                   CANADA

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    TransCanada Power Corp.
                    (Participant)


                    By:
                       Name:
                       Title:
                       Address:    1400, 421-7th Avenue S.W.
                                   Calgary, Ab T2P 4K9
                                   CANADA

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         PEPCO Energy Company
                         (Participant)


                         By:
                             Name:
                             Title:
                             Address:2004 Renaissance Boulevard
                                     King of Prussia, PA 19406

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         PEPCO Energy Company
                         (Participant)


                         By:
                           Name:
                           Title:
                           Address: 2004 Renaissance Boulevard
                                    King of Prussia, PA 19406

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         USGen Power Services, L.P.
                         (Participant)


                         By:
                            Name:
                            Title:
                            Address:  7500 Old Georgetown Road
                                      Bethesda, MD 20814

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         USGen Power Services, L.P.
                         (Participant)


                         By:
                            Name:
                            Title:
                            Address:  7500 Old Georgetown Road
                                      Bethesda, MD 20814

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                Vermont Electric Generation & Transmission
                Cooperative, Inc.
                (Participant)


                By:
                      Name:
                      Title:
                      Address:     School Street
                                   Johnson, VT 05656

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                Vermont Electric Generation & Transmission
                Cooperative, Inc.
                (Participant)


                By:
                      Name:
                      Title:
                      Address:     School Street
                                   Johnson, VT 05656

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Vitol Gas & Electric LLC
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 470 Atlantic Avenue
                                        Boston, MA 02100-2208

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Vitol Gas & Electric LLC
                         (Participant)


                         By:
                            Name:
                            Title:
                            Address:    470 Atlantic Avenue
                                        Boston, MA 02110-2208

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         Wakefield Municipal Light Department
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 9 Albion Street
                                   Wakefield, MA 01880-0390

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         Wakefield Municipal Light Department
                         (Participant)


                         By:
                           Name:
                           Title:
                           Address:    9 Albion Street
                                       Wakefield, MA 01880-0390

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                         West Boylston Municipal Lighting Plant
                         (Participant)


                         By:
                               Name:
                               Title:
                               Address: 4 Crescent Street
                                   West Boylston, MA 01583-1310

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                         West Boylston Municipal Lighting Plant
                         (Participant)


                         By:
                            Name:
                            Title:
                            Address:    4 Crescent Street
                                   West Boylston, MA 01583-1310

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Westfield Gas & Electric Light Department
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address: 100 Elm Street
                                   Westfield, MA 01085-2907


    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Westfield Gas & Electric Light Department
                    (Participant)


                    By:
                       Name:
                       Title:
                       Address:    100 Elm Street
                                   Westfield, MA 01085-2907

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Wheeled Electric Power Company
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address: 50 Charles Lindbergh Blvd.
                                   Suite 400
                                   Uniondale, NY 11553

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Wheeled Electric Power Company
                    (Participant)


                    By:
                       Name:
                       Title:
                       Address:    50 Charles Lindbergh Blvd.
                                   Suite 400
                                   Uniondale, NY 11553

                   COUNTERPART SIGNATURE PAGE
               TO THIRTY-THIRD AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT

                  DATED AS OF DECEMBER 1, 1996


     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

                    Working Assets Funding Service, Inc.
                    (Participant)


                    By:
                          Name:
                          Title:
                          Address: 701 Montgomery Street, #400
                                   San Francisco, CA 94111

    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                    Working Assets Funding Service, Inc.
                    (Participant)


                    By:
                       Name:
                       Title:
                       Address:    701 Montgomery Street, #400
                                   San Francisco, CA 94111